Exhibit 99.1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to such statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other entity or person, except to the extent that he or it knows or has reason to believe that such information is inaccurate.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  November 17, 2020

MIRELF VI REIT INVESTMENTS II, LLC		MIRELF VI REIT

By:	MIRELF VI REIT, its sole and managing member	By:	MIRELF VI (U.S.), LP, its sole shareholder and
Trustee
By:	MIRELF VI (U.S.), LP, its sole shareholder and
	Trustee	By:	Madison International Holdings VI, LLC, its
general partner
By:	Madison International Holdings VI, LLC, its
	general partner	By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
By:	/s/ Ronald M. Dickerman		Managing Member
Ronald M. Dickerman
Managing Member

MIRELF VI (U.S.), LP		Madison International Holdings VI, LLC

By:	Madison International Holdings	By:	/s/ Ronald M. Dickerman
	VI, LLC, its		Ronald M. Dickerman
	general partner		Managing Member

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Madison International Realty VI, LLC		MIRELF VII Securities REIT

By:	Madison International Realty Holdings, LLC, its	By:	MIRELF VII (U.S. Listed
	managing member		Securities), LP, its sole
shareholder and Trustee

By:	Madison International Realty Partners, LP, its	By:	Madison International Holdings
	managing member		VII, LLC, its
general partner

By:	Madison International Realty Partners GP, LLC, its	By:	/s/ Ronald M. Dickerman
	general partner		Ronald M. Dickerman
Managing Member
By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

MIRELF VII (U.S. Listed Securities), LP		Madison International Holdings VII, LLC

By:	Madison International Holdings VII, LLC, its	By:	/s/ Ronald M. Dickerman
	general partner		Ronald M. Dickerman
Managing Member
By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Madison International Realty VII, LLC		Madison International Realty
Partners GP, LLC

By:	Madison International Realty Holdings, LLC, its	By:	/s/ Ronald M. Dickerman
	managing member		Ronald M. Dickerman
Managing Member
By:	Madison International Realty Partners, LP, its
managing member

By:	Madison International Realty Partners GP, LLC, its
general partner

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Madison International Realty Partners, LP		Madison International Global Alpha Realty, LLC

By:	Madison International Realty Partners GP, LLC, its	By:	Madison International Realty Holdings, LLC,
	general partner		its sole and managing member

By:	/s/ Ronald M. Dickerman	By:	Madison International Realty Partners, LP, its
	Ronald M. Dickerman		managing member
Managing Member
		By:	Madison International Realty Partners GP, LLC, its
general partner

		By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Madison International Realty Holdings, LLC		Ronald M. Dickerman

By:	Madison International Realty Partners, LP, its	/s/ Ronald M. Dickerman
managing member

By:	Madison International Realty Partners GP, LLC, its
general partner

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

MIRELF VII US Securities, LLC
By:	MIRELF VII (U.S. Listed Securities), LP, its
Managing Member

By:	Madison International Holdings VII, LLC, its
general partner

By:	/s/ Ronald M. Dickerman
Ronald M. Dickerman
Managing Member

Schedule A

Directors and Executive Officers of Madison International Realty Holdings

Name	Present Principal Occupation
Dickerman, Ronald, Mark*	PRESIDENT
Flaherty, Carey, Joseph	CO-CHIEF INVESTMENT OFFICER
Jacobson, Derek, O	CO-CHIEF INVESTMENT OFFICER
Michel, Gregory, R	CHIEF COMPLIANCE OFFICER
Hecht, Yehuda**	CHIEF FINANCIAL OFFICER
Chen, Michael, Jiun-Yih	MANAGING DIRECTOR
Siefert, Michael	MANAGING DIRECTOR
Torpey, William, Kyle	DIRECTOR

*Mr. Dickerman is also the President of MIRELF VI REIT and MIRELF VII Securities REIT.

**Mr. Hecht is also the Treasurer and Secretary of MIRELF VI REIT and MIRELF VII Securities REIT.